UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 26, 2009

DATONE, INC.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53075 (Commission File Number)	16-1591157 (IRS Employer Identification No.)

7325 Oswego Road, Liverpool, New York 13090 (Address of principal executive offices)	13090 (Zip Code)

Registrant’s telephone number, including area code: (315) 451-7515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

On October 26, 2009, we terminated the appointment of our current independent registered public accounting firm, Seale and Beers and on the same day, we appointed Malone & Bailey P.C. (“Malone”) as our new independent registered public accounting firm.

Seale and Beers CPA’s have not completed any audits or reviews for the company. The decision to terminate Seale and Beers and appoint Malone as our independent accountants was approved by our Board of Directors on October 26, 2009.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Seale and Beers with a copy of this disclosure before its filing with the SEC. We requested that Seale and Beers provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Seale and Beers stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report.

New Independent Accountants

Our Board of Directors approved the appointment of  Malone as our new independent registered public accounting firm effective as of October 26, 2009. During the two most recent fiscal years and through the date of our engagement, we did not consult with Malone either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Malone, Malone did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to continue the appointment of Malone as our new independent registered public accounting firm.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

16.1 Letter dated October 26, 2009 from Seale and Beers to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATONE, INC.

Dated: October 26, 2009
By: /s/ Craig Burton
Name: Craig Burton
Title: President, Chief Financial Officer